UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 2, 2005

ESSEX PROPERTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-13106	77-0369576
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices) (Zip Code)

(650) 494-3700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in its Charter)

California	333-44467-01	77-0369575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices) (Zip Code)

(650) 494-3700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c)

Item 1.02 Termination of a Material Definitive Agreement.

In 1996, Essex Portfolio, L.P. (the “Operating Partnership”), as to which Essex Property Trust, Inc. (“Essex”) is the general partner, made two loans in the amount of $75,000 each, to Keith Guericke, who was then the Chief Executive Officer of Essex. In 1996, the Operating Partnership also made two loans in the amount of $50,000 each, to Michael J. Schall, who was then the Chief Financial Officer of Essex. These loans made in 1996 by the Operating Partnership to Messrs. Guericke and Schall are referred to as the “1996 Loans.” The 1996 Loans were made to those officers in order to assist them with paying certain tax liabilities related to their ownership of interests in the Operating Partnership. The 1996 Loans are due and payable in 2006.

The Compensation Committee of the Board of Directors of Essex has decided that, effective as of January 2, 2006, the 1996 Loans made to Mr. Guericke and to Mr. Schall shall be canceled and terminated, and that all principal and interest owed to the Operating Partnership by Mr. Guericke and Mr. Schall pursuant to such 1996 Loans shall be entirely forgiven.

The Compensation Committee approved such termination and forgiveness as part of the compensation packages that it approved for Mr. Guericke who continues as the Chief Executive Officer of Essex, and for Mr. Schall, who is now the Essex’s Chief Operating Officer.

As of January 2, 2006, the date that the 1996 Loans were forgiven, the 1996 Loans for Mr. Guericke totalled $150,000 in principal and approximately $112,341 in accrued interest and the 1996 Loans for Mr. Schall totaled $100,000 in principal and approximately $74,893 in accrued interest. The loans bore interest at 8% per annum, noncompounded, and were due and payable ten years after they were made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2006

ESSEX PROPERTY TRUST, INC.
By: /s/ Michael T. Dance
Michael T. Dance
Executive Vice President & Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2006

ESSEX PORTFOLIO, L.P. By: Essex Property Trust, Inc. Its: General Partner
By: /s/ Michael T. Dance
Michael T. Dance
Executive Vice President & Chief Financial Officer

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